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                                                                   Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-4 (No. 333-84206) of Cedar Brakes II, L.L.C. of our report dated March 8, 2002 relating to the financial statements of Cedar Brakes II, L.L.C., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                       /s/  PRICEWATERHOUSECOOPERS LLP

Houston, Texas

June 19, 2002